Consolidated Balance Sheets (Parentheticals) (USD $)	Feb. 02, 2013	Jan. 28, 2012
Preferred Stock, par value (in Dollars per share)	$ 0.001	$ 0.001
Preferred Stock, shares authorized	25,000,000	25,000,000
Preferred Stock, shares issued	0	0
Common Stock; par value (in Dollars per share)	$ 0.001	$ 0.001
Common Stock; shares authorized	100,000,000	100,000,000
Common Stock; shares issued	31,939,615	31,726,645
Common Stock; shares outstanding	31,939,615	31,726,645